Other assets (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Other assets.
Trade receivable – insurance	$ 290	$ 658
Trade receivable – services	776	1,547
Asset management receivables	713	825
Reinsurance assets	10,077	3,556
Prepayments	1,954	1,375
Financial asset held at amortised cost	500	500
Tax receivable	10,100
Other receivables	7,544	4,802
Total other assets	$ 31,954	$ 13,263